UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 29, 2020

ECOLAB INC.

(Exact name of registrant as specified in its charter)

Delaware	1-9328	41-0231510
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1 Ecolab Place, Saint Paul, Minnesota	55102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 1-800-232-6522

(Not applicable)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	ECL	New York Stock Exchange
2.625% Euro Notes due 2025	ECL 25	New York Stock Exchange
1.000% Euro Notes due 2024	ECL 24	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At a meeting held on October 29, 2020, the Board of Directors of Ecolab Inc. (the "Board") appointed Christophe Beck, 52, to the position of President and Chief Executive Officer of Ecolab Inc. (“Ecolab” or the “Company”), effective January 1, 2021. Mr. Beck is currently serving as President and Chief Operating Officer of the Company. The Board also expanded the size of the Board from 12 to 13 members and elected Mr. Beck to the Board, effective October 30, 2020. Mr. Beck will serve on the Safety, Health & Environment Committee of the Board.

Douglas M. Baker, Jr., who is currently serving as Chairman of the Board and Chief Executive Officer of the Company, will retire as Chief Executive Officer but continue his service as Executive Chairman, effective January 1, 2021.

The base salary, target annual cash incentive award and annual long-term incentive award that Mr. Beck will receive as President and Chief Executive Officer have not been determined at this time. Additional information about Ecolab’s executive compensation program can be found in its 2020 proxy statement. The terms of the compensation Mr. Baker will receive as Executive Chairman have not been determined at this time.

There is no transaction between Mr. Beck (and his immediate family) and Ecolab that requires disclosure in accordance with Item 404(a) of Regulation S-K.

A copy of the press release issued by the Company on October 29, 2020 to announce the Chief Executive Officer succession and the election of Mr. Beck to the Board is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d)       Exhibits

Exhibit No.	Description	Method Of Filing

(99.1)	Ecolab Inc. News Release dated October 29, 2020.	Filed herewith electronically.

(104)	Cover Page Interactive Data File.	Embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ECOLAB INC.

Date: October 30, 2020	By:	/s/ David F. Duvick
David F. Duvick
Assistant Secretary

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